UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 19, 2021

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On November 19, 2021, Tracy A. Embree, Vice President and President, Distribution Business, of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Embree 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”), and to sell the shares acquired on exercise, and to sell a limited number of her shares of the Company’s Common Stock. The Embree 10b5-1 Plan allows for the exercise of options to purchase a maximum of 54,230 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Embree 10b5-1 Plan and continuing until the options to purchase all 54,230 shares have been exercised and the acquired shares sold, or November 19, 2022, whichever occurs first. The shares acquired upon exercise will be sold contemporaneously with the exercise. In addition, the Embree 10b5-1 Plan allows for the sale of a maximum of 1,420 shares of Common Stock at a specified market price commencing sixty days after adoption of the Embree 10b5-1 Plan and continuing until all 1,420 shares are sold or November 19, 2022, whichever occurs first. Based upon her current ownership of Common Stock, if the options to purchase all of the 54,230 shares of Common Stock subject to the Embree 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, and if all of the 1,420 additional shares of Common Stock subject to the Embree 10b5-1 Plan were sold, Ms. Embree would own approximately 14,139 shares of Common Stock.
On November 19, 2021, Jennifer Rumsey, President and Chief Operating Officer of the Company, entered into a pre-arranged stock trading plan (the “Rumsey 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell a portion of the shares acquired on exercise. The Rumsey 10b5-1 Plan allows for the exercise of options to purchase a maximum of 590 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Rumsey 10b5-1 Plan and continuing until the options to purchase all 590 shares have been exercised and the acquired shares sold or held as set forth in the Rumsey 10b5-1 Plan, or April 2, 2022, whichever occurs first. Of the 590 shares acquired upon exercise, 420 shares will be sold contemporaneously with the exercise and 170 shares will be held pursuant to the Rumsey 10b5-1 Plan. Based upon her current ownership of Common Stock, if the options to purchase all of the 590 shares of Common Stock subject to the Rumsey 10b5-1 Plan were exercised in full, and 420 of the shares acquired upon exercise were sold and 170 of the shares acquired were held, Ms. Rumsey would own approximately 10,855 shares of Common Stock.
On November 19, 2021, Srikanth Padmanabhan, Vice President and President, Engine Business, of the Company, entered into a pre-arranged stock trading plan (the “Padmanabhan 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise. The Padmanabhan 10b5-1 Plan allows for the exercise of options to purchase a maximum of 28,090 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Padmanabhan 10b5-1 Plan and continuing until the options to purchase all 28,090 shares have been exercised and the acquired shares sold, or August 1, 2022, whichever occurs first. The shares acquired upon exercise will be sold contemporaneously with the exercise. Based on his current ownership of Common Stock, if the options to purchase all of the 28,090 shares of Common Stock subject to the Padmanabhan 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Padmanabhan would own approximately 20,676 shares of Common Stock.
On November 23, 2021, Tom Linebarger, Chairman and Chief Executive Officer of the Company, entered into a pre-arranged stock trading plan (the “Linebarger 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise. The Linebarger 10b5-1 Plan allows for the exercise of options to purchase a maximum of 97,610 shares of

Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Linebarger 10b5-1 Plan and continuing until the options to purchase all 97,610 shares have been exercised and the acquired shares sold, or November 23, 2022, whichever occurs first. The shares acquired upon exercise will be sold contemporaneously with the exercise. Based on his current ownership of Common Stock, if the options to purchase all of the 97,610 shares of Common Stock subject to the Linebarger 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Linebarger would own approximately 178,489 shares of Common Stock.
On November 29, 2021, Tony Satterthwaite, Vice Chairman of the Company, entered into a pre-arranged stock trading plan (the “Satterthwaite 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise. The Satterthwaite 10b5-1 Plan allows for the exercise of options to purchase a maximum of 20,830 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Satterthwaite 10b5-1 Plan and continuing until the options to purchase all 20,830 shares have been exercised and the acquired shares sold, or November 29, 2022, whichever occurs first. The shares acquired upon exercise will be sold contemporaneously with the exercise. Based on his current ownership of Common Stock, if the options to purchase all of the 20,830 shares of Common Stock subject to the Satterthwaite 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Satterthwaite would own approximately 58,099 shares of Common Stock.
The Plans were designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company. Ms. Embree, Ms. Rumsey, Mr. Padmanabhan, Mr. Linebarger and Mr. Satterthwaite will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Plans will not reduce each of their respective ownership of Common Stock below the levels required by the guidelines.
All sales of Common Stock under the Plans will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

Exhibit Index

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021

CUMMINS INC.
/s/ SHARON R. BARNER
Sharon R. Barner Vice President - Chief Administrative Officer & Corporate Secretary